2017 Earnings Release Presentation February 15, 2018 Exhibit 99.2

2 Available Information On February 15, 2018, Consolidated Edison, Inc. issued a press release reporting its 2017 earnings and filed with the Securities and Exchange Commission the company’s 2017 Form 10-K. This presentation should be read together with, and is qualified in its entirety by reference to, the earnings press release and the Form 10-K. Copies of the earnings press release and the Form 10-K are available at: www.conedison.com (select "For Investors" and then select "Press Releases“ and “SEC Filings”, respectively). Forward-Looking Statements This presentation contains forward-looking statements that are intended to qualify for the safe-harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements of future expectations and not facts. Words such as "forecasts," "expects," "estimates," "anticipates," "intends," "believes," "plans," "will" and similar expressions identify forward-looking statements. The forward-looking statements reflect information available and assumptions at the time the statements are made, and speak only as of that time. Actual results or developments may differ materially from those included in the forward-looking statements because of various factors such as those identified in reports the company has filed with the Securities and Exchange Commission, including that the company's subsidiaries are extensively regulated and are subject to penalties; its utility subsidiaries' rate plans may not provide a reasonable return; it may be adversely affected by changes to the utility subsidiaries' rate plans; the intentional misconduct of employees or contractors could adversely affect it; the failure of, or damage to, its subsidiaries' facilities could adversely affect it; a cyber-attack could adversely affect it; it is exposed to risks from the environmental consequences of its subsidiaries' operations; a disruption in the wholesale energy markets or failure by an energy supplier could adversely affect it; it has substantial unfunded pension and other postretirement benefit liabilities; its ability to pay dividends or interest depends on dividends from its subsidiaries; it requires access to capital markets to satisfy funding requirements; changes to tax laws could adversely affect it; its strategies may not be effective to address changes in the external business environment; and it also faces other risks that are beyond its control. Non-GAAP Financial Measure This presentation also contains a financial measure, adjusted earnings, that is not determined in accordance with generally accepted accounting principles in the United States of America (GAAP). This non-GAAP financial measure should not be considered as an alternative to net income, which is an indicator of financial performance determined in accordance with GAAP. Adjusted earnings excludes from net income the net mark-to-market changes in the fair value of the derivative instruments the subsidiaries of Con Edison Clean Energy Businesses, Inc. use to economically hedge market price fluctuations in related underlying physical transactions for the purchase or sale of electricity and gas. Adjusted earnings may also exclude from net income certain other items that the company does not consider indicative of its ongoing financial performance. Management uses this non-GAAP financial measure to facilitate the analysis of the company's financial performance as compared to its internal budgets and previous financial results. Management also uses this non-GAAP financial measure to communicate to investors and others the company's expectations regarding its future earnings and dividends on its common stock. Management believes that this non-GAAP financial measure is also useful and meaningful to investors to facilitate their analysis of the company's financial performance. For more information, contact: Jan Childress, Director, Investor Relations Tel.: 212-460-6611, Email: childressj@coned.com www.conEdison.com

Table of Contents 3 Page Organizational Structure and Plan 4-5 Dividend and Earnings Announcements 6 4Q 2017 Earnings 7-10 4Q 2017 Developments 11-13 Tax Cuts and Jobs Act of 2017 (TCJA) 14-15 2017 Earnings 16-19 Five-Year Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 20 Environmental, Social and Governance Highlights 21 CECONY Operations and Maintenance Expenses 22 Composition of Regulatory Rate Base 23 Average Rate Base Balances 24 Regulated Utility Rates of Return and Equity Ratio 25 Earnings Adjustment Mechanisms and Positive Incentives 26 Capital Expenditures and Utility Capital Expenditures 27-28 2017 Financing Activity 29 2018 Financing Plan 30 Capital Structure and Liquidity Profile 31-32 Utility Sales and Revenues 33-38 List of Notes to 2017 Form 10-K Financial Statements 39

Organizational Structure 4 a. As of 12/31/17. b. Senior unsecured ratings and outlook shown in order of Moody’s / S&P / Fitch. Ratings are not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Con Edison Clean Energy Businesses, Inc. (Clean Energy Businesses or CEBs) Consolidated Edison Energy, Inc. (Con Edison Energy or CEE) Consolidated Edison Development, Inc. (Con Edison Development or CED) Utilities Clean Energy Orange and Rockland Utilities, Inc. (O&R) Consolidated Edison Company of New York, Inc. (CECONY) Transmission Market Cap(a): $26.0 billion Ratings(b): A3 / BBB+ / BBB+ Outlook(b): Negative / Stable / Stable Consolidated Edison Transmission, LLC (CET Electric) Con Edison Gas Pipeline and Storage, LLC (CET Gas) Mountain Valley Pipeline, LLC Stagecoach Gas Services, LLC New York Transco LLC 50%12.5% 45.7% Consolidated Edison Solutions, Inc. (Con Edison Solution or CES) Con Edison Transmission, Inc. (Con Edison Transmission or CET) Rockland Electric Company (RECO)

5 Strengthen core utility delivery business Grow existing clean energy businesses and pursue additional clean energy growth opportunities consistent with our risk appetite Pursue additional regulated growth opportunities to add value in the evolving industry Strategic Provide steady, predictable earnings Maintain balance sheet stability Value Oriented Pay attractive, growing dividends Customer Focused Provide safe and reliable service Enhance the customer experience Achieve operational excellence The Con Edison Plan

Dividend and Earnings Announcements 6 • On January 18, 2018, the company issued a press release reporting that the company had: – declared a quarterly dividend of 71.5 cents a share on its common stock -- an annualized increase of 10 cents over the previous annualized dividend of $2.76 a share and its 44th consecutive annual increase; – indicated that the company expects to continue to pay its stockholders between 60% and 70% of its adjusted earnings. • On February 15, 2018, the company issued a press release reporting its expected 2018 adjusted earnings per share to be in the range of $4.15 to $4.35. Reported EPS (GAAP) Adjusted EPS (Non-GAAP) $1.63 $0.68 $0.80 $0.69 2017 2016 2017 2016 4Q 2017 vs. 4Q 2016 Reported EPS (GAAP) Adjusted EPS (Non-GAAP) $4.97 $4.15 $4.12 $3.99 2017 2016 2017 2016 2017 vs. 2016

4Q 2017 Earnings 7 Net Income ($ in Millions) Earnings per Share 2017 2016 2017 2016 Reported Net Income and EPS – GAAP basis $505 $207 $1.63 $0.68 Gain on sale of the CEBs' retail electric supply business — (9) — (0.03) Goodwill impairment related to the CEBs' energy service business — 12 — 0.04 Enactment of the TCJA(a) (259) — (0.84) — Net mark-to-market effects of the CEBs 1 1 0.01 — Adjusted Earnings and Adjusted EPS – non-GAAP basis $247 $211 $0.80 $0.69 a. Reflects $269 million (or $0.87 a share), $11 million (or $0.04 a share) and $(21) million (or $(0.07) a share) for the CEBs, CET, and the parent company, respectively, resulting from the enactment of the federal Tax Cuts and Jobs Act of 2017 on December 22, 2017 (TCJA).

Walk from 4Q 2016 EPS to 4Q 2017 EPS 8 Variance in Reported EPS (GAAP) Variance in Adjusted EPS (Non-GAAP) 4Q 2016 Reported EPS CECONY O&R CEBs CET Other 4Q 2017 Reported EPS $0.68 $0.06 $0.02 $0.90 $0.03 $(0.06) $1.63 4Q 2016 Adjusted EPS CECONY O&R CEBs CET Other 4Q 2017 Adjusted EPS $0.69 $0.06 $0.02 $0.01 $0.80 $0.03 (a) (a) a. Includes parent company and consolidation adjustments. $(0.01)

4Q 2017 vs. 4Q 2016 EPS Variances - Three Months Ended Variation

CECONY[a]		
Changes in rate plans and regulatory charges		
Timing of recognition of electric annual revenues	$ 0.03	Reflects higher electric net base revenues resulting from the timing of recognition of annual revenues between quarters under the company's new electric rate plan.
Other rate plan changes	0.17	Reflects higher electric net base revenues of $0.02 a share resulting from the increased base rates under the company's new electric rate plan, higher gas net base revenues of $0.06 a share, growth in the number of gas customers of $0.01 a share, incentives earned under the Earnings Adjustment Mechanisms of $0.01 a share and the Energy Efficiency Portfolio Standard of $0.04 a share, a property tax refund incentive of $0.01 a share, and lower retention of Transmission Congestion Contract (TCC) auction proceeds of $(0.01) a share.
Weather impact on steam revenues	0.01	
Operations and maintenance expenses	0.06	Reflects lower pension and other postretirement benefits costs of $0.07 a share.
Depreciation, property taxes and other tax matters	(0.21)	Reflects higher depreciation and amortization expense of $(0.05) a share, property taxes of $(0.14) a share, and income taxes of $(0.02) a share.
Other	—	Includes the dilutive effect of Con Edison's stock issuances.
Total CECONY	**$ 0.06**	
O&R[a]		
Changes in rate plans and regulatory charges	0.02	Reflects higher electric and gas net base revenues of $0.01 a share.
Other	—	Includes the dilutive effect of Con Edison's stock issuances.
Total O&R	**$ 0.02**	
Clean Energy Businesses		
Operating revenues less energy costs	0.22	Reflects revenues from the engineering, procurement and construction of Upton 2 and higher revenues from renewable electric production projects. Includes $(0.01) a share of net after-tax mark-to-market losses in 2017.
Operations and maintenance expenses	(0.20)	Reflects Upton 2 engineering, procurement and construction costs and higher energy service costs.
Depreciation	(0.02)	
Other	0.90	Includes the effect of the TCJA of $0.87 a share and the dilutive effect of Con Edison's stock issuances. Also includes $0.03 a share of net after-tax gain related to the sale of the retail electric supply business in 2016 and $(0.04) a share of impairment of the energy service business in December 2016.
Total CEBs	**$ 0.90**	
Con Edison Transmission		
Total CET	**$ 0.03**	Includes the effect of the TCJA of $0.04 a share. Reflects income from equity investments and the dilutive effect of Con Edison's stock issuances.
Other		
Parent company and consolidation adjustments	**$(0.06)**	Includes the effect of the TCJA of $(0.07) a share. Reflects higher state income tax benefits and the dilutive effect of Con Edison's stock issuances.
Reported EPS (GAAP)	**$ 0.95**	
Gain on sale of the CEBs' retail electric supply business	0.03	
Goodwill impairment related to the CEBs' energy service business in 2016	(0.04)	
Enactment of the TCJA	(0.84)	
Net mark-to-market effects of the CEBs	0.01	
Adjusted EPS (non-GAAP)	**$ 0.11**	

a. Under the revenue decoupling mechanisms in the utilities' New York electric and gas rate plans and the weather-normalization clause applicable to their gas businesses, revenues are generally not affected by changes in delivery volumes from levels assumed when rates were approved. In general, the utilities recover on a current basis the fuel, gas purchased for resale and purchased power costs they incur in supplying energy to their full-service customers. Accordingly, such costs do not generally affect Con Edison's results of operations.

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4Q 2017 vs. 4Q 2016 EPS Reconciliation by Company 10 CECONY O&R CEBs CET Other(a) Total Reported EPS – GAAP basis $0.71 $0.03 $0.90 $0.06 ($0.07) $1.63 Enactment of the TCJA — — (0.87) (0.04) 0.07 (0.84) Net mark-to-market losses — — 0.01 — — 0.01 Adjusted EPS – Non-GAAP basis $0.71 $0.03 $0.04 $0.02 $— $0.80 CECONY O&R CEBs CET Other(a) Total Reported EPS – GAAP basis $0.65 $0.01 $— $0.03 $(0.01) $0.68 Gain on sale of the CEBs' retail electric supply business — — (0.03) — — (0.03) Goodwill impairment related to the CEBs' energy service business — — 0.04 — — 0.04 Adjusted EPS – Non-GAAP basis $0.65 $0.01 $0.01 $0.03 $(0.01) $0.69 3 months ending December 31, 2017 3 months ending December 31, 2016 a. Includes parent company and consolidation adjustments.

4Q 2017 Developments(a) 11 Parent • Net income reflects $269 million or $0.87 a share, $11 million or $0.04 a share, and $(21) million or $(0.07) a share for the Clean Energy Businesses, Con Edison Transmission, and the parent company, respectively, regarding the effect of the TCJA. See "Tax Cuts and Jobs Act of 2017," below. (pages 48, 140-141) CECONY & O&R • Upon enactment of the TCJA, the Utilities re-measured their deferred tax assets and liabilities based upon the 21% tax rate under the TCJA. As a result, CECONY, O&R and RECO, decreased their net deferred tax liabilities by $4,781 million, $216 million and $45 million, respectively, decreased their regulatory asset for future income tax by $1,182 million, $51 million and $17 million, respectively, decreased their regulatory asset for revenue taxes by $86 million, $4 million and $0 million, respectively, and accrued regulatory liabilities for future income tax of $3,513 million, $161 million and $28 million, respectively. (page 121) • In August and November 2017, the NYSPSC issued orders in its proceeding investigating a subway power outage. NYSPSC Case 17-E-0428 – In The Matter of an Investigation into the April 21, 2017 Metropolitan Transportation Authority Subway Power Outage and Consolidated Edison Company of New York, Inc.’s Restoration Efforts. • The orders require CECONY to take certain actions relating to the electrical equipment that serves the subway system.  • The company incurred costs related to this matter in 2017 of $65 million. Included in this amount is $15 million in capital and operating and maintenance costs reflected in the company's electric rate plan and $50 million deferred as a regulatory asset pursuant to the rate plan. • The company, which plans to complete the required actions in 2018, expects to incur costs related to this matter in 2018 of $137 million. Included in this amount is $10 million in expected capital and operating and maintenance costs reflected in the rate plan and $127 million expected to be deferred as a regulatory asset pursuant to the rate plan. (page 121) • In January 2018, the NYSPSC initiated an audit of the income tax accounting of certain utilities, including CECONY and O&R. NYSPSC Case 18-M-0013 – In the Matter of a Focused Operations Audit to Investigate the Income Tax Accounting of Certain New York State Utilities. (page 121) • In January 2018, O&R filed a request with the NYSPSC for electric and gas rate increases of $20.3 million and $4.5 million, respectively, reflecting a 9.75% return on equity effective January 2019. NYSPSC Case 18- E-0067/18-G-0068 – Proceeding on Motion of the Commission as to the Rates, Charges, Rules and Regulations of Orange and Rockland Utilities, Inc. for Electric/Gas Service. (pages 119-120) a. Page references to 2017 Form 10-K.

4Q 2017 Developments[a]

CECONY & O&R

- The Utilities' current and most recent previous five-year forecasts of average annual growth of the peak demand in their service areas at design conditions for 2018 – 2022 (pages 21, 24, 25, 26, 27)

	Electric	Gas	Steam
CECONY	0.1 percent	1.2 percent	(0.5) percent
O&R	0.0 percent	0.3 percent	

- The aggregate capacities of the distributed generation projects connected to the CECONY and O&R distribution systems at December 31, 2017 were 366 MW and 100 MW, respectively. The 2018 electric peak forecasts for CECONY and O&R are 13,300 MW and 1,620 MW, respectively. (pages 19, 21, 26)
- In November 2017, FERC approved a September 2017 settlement agreement among RECO, the New Jersey Division of Rate Counsel and the NJBPU that increases RECO's annual transmission revenue requirement from $11.8 million to $17.7 million, effective April 2017 (FERC Docket Nos. ER17-856-000/001). The revenue requirement reflects a return on common equity of 10.0 percent. (page 121)
- In November 2017, the NYISO completed its Deactivation Assessment of Indian Point. It concluded that over its ten year planning period, through 2027, there is no anticipated reliability need if the following three expected units finalize construction and enter service: Bayonne Energy Center II Uprate (Zone J, 120 MW); CPV Valley Energy Center (Zone G, 678 MW); and Cricket Valley Energy Center (Zone G, 1,020 MW). (page 22)

a. Page references to 2017 Form 10-K.

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4Q 2017 Developments (cont’d)(a) Clean Energy Businesses • In November 2017, Con Edison Development acquired a 25-MW wind project in Montana. (page 28) • 1,561 MW (AC) of renewable energy production projects in service (1,358 MW) or under construction (203 MW). (page 28) • 2,158 million of kWh generated from solar projects and 988 million of kWh generated from wind projects during 2017. (page 29) Con Edison Transmission • In November 2017, FERC approved an August 2017 settlement agreement regarding the NY Transco proposed transmission project that provides for a 10.65 percent return on common equity (subject to a cost containment mechanism) and a maximum common equity ratio of 53 percent. The proposed project is one of several bids in a competitive proceeding to select transmission projects that would relieve transmission congestion between upstate and downstate New York. (page 30) a. Page references to 2017 Form 10-K. 13

Tax Cuts and Jobs Act of 2017 (TCJA)(a) CECONY & O&R • TCJA expected to result in decreased cash flows from operating activities, and require increased cash flows from financing activities, for the Utilities as and when customers' rates are adjusted to reflect the reduction in tax rate • Customer rates expected to be reduced to reflect the reduction in tax rate from 35% to 21% – The revenue requirement impact of the reduced tax rate for the period before customer rates are reduced will be deferred as a regulatory liability on which interest will accrue – This regulatory liability will be amortized as provided in each of the Utilities' next rate plans, unless prior to then the NYSPSC or NJBPU, as applicable, determines otherwise – Any regulatory liability remaining at the beginning of a next rate plan that is not used to offset a regulatory asset will reduce rate base, after which time the amortization of the regulatory liability will increase rate base • Excess deferred income taxes of approximately $3,700 million recorded as regulatory liability for benefit to customers – No change to rate base for amortization of $2,700 million subject to the rate normalization requirements continued by TCJA because this portion is to be amortized over the same period as applied to the excess deferred tax liability to which it relates (i.e., remaining average lives of related assets) – No change to rate base for amortization of the remaining $1,000 million unless NYSPSC or NJPBU, as applicable, require a shorter amortization period than the period that applied to the excess deferred  tax liability to which it relates • End of bonus depreciation for the Utilities (which was to be 40% in 2018 and 30% in 2019) will reduce deferred taxes and increase rate base • Changes to rate base resulting from the TCJA will affect the Utilities' net income as and when the changes are reflected in each of the Utilities' next rate plans • NYSPSC Case 17-M-0815 - Proceeding on Motion of the Commission on Changes in Law that May Affect Rates – NYSPSC staff recommendation due by March 27 – Followed by 90-day comment period – Followed by NYSPSC decision • NJBPU Docket No. AX1801001 - In the Matter of the Board’s Consideration of the 2017 Tax Cuts and Jobs Act – Utility petitions due by March 2 – NJBPU decision in June a. See Other Regulatory Matters on pages 121, Note L - Income Taxes on pages 139-143 in the 2017 10-K. 14

Clean Energy Businesses • Net income for 2017 includes $269 million or $0.88 a share from reduction in deferred income tax liabilities • Full expensing of plant additions • Interest expense fully deductible through 2021, but deductions will be limited in 2022 and beyond • Continue to expect accumulated tax credits to be used Con Edison Transmission • Net income for 2017 includes $11 million or $0.04 a share from reduction in deferred income tax liabilities • MACRS for plant additions • Interest expense fully deductible Parent • Net income for 2017 includes $(21) million or $(0.07) a share from reduction in deferred income tax asset a. See Other Regulatory Matters on pages 121, Note L - Income Taxes on pages 139-143 in the 2017 10-K. Tax Cuts and Jobs Act of 2017 (cont'd)(a) 15

2017 Earnings 16 Net Income ($ in Millions) Earnings per Share 2017 2016 2017 2016 Reported Net Income and EPS – GAAP basis $1,525 $1,245 $4.97 $4.15 Gain on sale of the CEBs' retail electric supply business — (56) — (0.19) Goodwill impairment related to the CEBs' energy service business — 12 — 0.04 Enactment of the TCJA(a) (259) — (0.85) — Gain on sale of the CEBs' solar electric production project (1) — — — Net mark-to-market effects of the CEBs (1) (3) — (0.01) Adjusted Earnings and Adjusted EPS – non-GAAP basis $1,264 $1,198 $4.12 $3.99 a. Reflects $269 million (or $0.88 a share), $11 million (or $0.04 a share) and $(21) million (or $(0.07) a share) for the CEBs, CET, and the parent company, respectively, resulting from the enactment of TCJA.

Walk from 2016 EPS to 2017 EPS 17 Variance in Reported EPS (GAAP) Variance in Adjusted EPS (Non-GAAP) YTD 2016 Reported EPS CECONY O&R CEBs CET Other YTD 2017 Reported EPS $4.15 $0.07 $0.01 $0.69 $0.08 $(0.03) $4.97 YTD 2016 Adjusted EPS CECONY O&R CEBs CET Other YTD 2017 Adjusted EPS $3.99 $0.07 $0.01 $(0.03) $0.04 $0.04 $4.12 (a) (a) a. Includes parent company and consolidation adjustments.

2017 vs. 2016 EPS Variances - Year Ended Variation 18 CECONY(a) Changes in rate plans and regulatory charges $ 0.47 Reflects higher electric net base revenues of $0.10 a share resulting from the increased base rates under the company's new electric rate plan, higher gas net base revenues of $0.21 a share, growth in the number of gas customers of $0.05 a share, incentives earned under the Earnings Adjustment Mechanisms of $0.03 a share and the Energy Efficiency Portfolio Standard of $0.04 a share, a property tax refund incentive of $0.01 a share, lower retention of TCC auction proceeds of $(0.03) a share, and an increase to the regulatory reserve related to certain gas proceedings in 2016 of $0.03 a share. Weather impact on steam revenues 0.02 Operations and maintenance expenses 0.30 Reflects lower pension and other postretirement benefits costs of $0.29 a share. Depreciation, property taxes and other tax matters (0.57) Reflects higher depreciation and amortization expense of $(0.18) a share, property taxes of $(0.27) a share, and income taxes of $(0.12) a share. Other (0.15) Includes the dilutive effect of Con Edison's stock issuances. Total CECONY $ 0.07 O&R(a) Changes in rate plans and regulatory charges 0.06 Reflects higher electric and gas net base revenues of $0.01 and $0.04 a share, respectively. Operations and maintenance expenses (0.03) Reflects higher pension costs. Depreciation, property taxes and other tax matters (0.03) Other 0.01 Includes the dilutive effect of Con Edison's stock issuances. Total O&R $ 0.01 Clean Energy Businesses Operating revenues less energy costs 0.33 Reflects revenues from the engineering, procurement and construction of Upton 2 and higher revenues from renewable electric production projects, lower revenues and energy costs resulting from the retail electric supply business that was sold in September 2016. Includes $0.01 a share net after-tax mark-to market gains in 2016. Substantially all the mark-to-market effects in the 2016 periods were related to the retail electric business sold in September 2016. Operations and maintenance expenses (0.30) Reflects Upton 2 engineering, procurement and construction costs and higher energy service costs. Depreciation (0.06) Net interest expense (0.02) Other 0.74 Includes the effect of the TCJA of $0.88 a share and the dilutive effect of Con Edison's stock issuances. Also includes $0.19 a share of net after-tax gain related to the sale of the retail electric supply business in 2016 and $(0.04) a share of impairment of the energy service business in December 2016. Total CEBs $ 0.69 Con Edison Transmission Total CET $ 0.08 Includes the effect of the TCJA of $0.04 a share. Reflects income from equity investments and the dilutive effect of Con Edison's stock issuances. Other Parent company and consolidation adjustments $(0.03) Includes the effect of the TCJA of $(0.07) a share. Reflects higher state income tax benefits and the dilutive effect of Con Edison's stock issuances. Reported EPS (GAAP) $ 0.82 Gain on sale of the CEBs' retail electric supply business 0.19 Goodwill impairment related to the CEBs' energy service business in 2016 (0.04) Enactment of the TCJA (0.85) Net mark-to-market effects of the CEBs 0.01 Adjusted EPS (non-GAAP) $ 0.13 a. Under the revenue decoupling mechanisms in the utilities’ New York electric and gas rate plans and the weather-normalization clause applicable to their gas businesses, revenues are generally not affected by changes in delivery volumes from levels assumed when rates were approved. In general, the utilities recover on a current basis the fuel, gas purchased for resale and purchased power costs they incur in supplying energy to their full-service customers. Accordingly, such costs do not generally affect Con Edison’s results of operations.

2017 vs. 2016 EPS Reconciliation by Company 19 CECONY O&R CEBs CET(a) Other(b) Total Reported EPS – GAAP basis $3.59 $0.21 $1.08 $0.15 $(0.06) $4.97 Enactment of the TCJA — — (0.88) (0.04) 0.07 (0.85) Net mark-to-market gains — — — — — — Adjusted EPS – Non-GAAP basis $3.59 $0.21 $0.20 $0.11 $0.01 $4.12 CECONY O&R CEBs CET(a) Other(b) Total Reported EPS – GAAP basis $3.52 $0.20 $0.39 $0.07 ($0.03) $4.15 Gain on sale of the CEBs' retail electric supply business — — (0.19) — — (0.19) Goodwill impairment related to the CEBs' energy service business — — 0.04 — — 0.04 Net mark-to-market gains — — (0.01) — — (0.01) Adjusted EPS – Non-GAAP basis $3.52 $0.20 $0.23 $0.07 ($0.03) $3.99 For the year ended December 31, 2017 For the year ended December 31, 2016 a. In 2016, Con Edison Transmission began investing, through CET Electric and CET Gas, in electric transmission and gas pipeline and storage assets. b. Includes parent company and consolidation adjustments.

Five-Year Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 20 2013 2014 2015 2016 2017 Reported EPS – GAAP basis $3.62 $3.73 $4.07 $4.15 $4.97 Enactment of the TCJA(a) - - - - (0.85) Gain on sale of the CEBs’ retail electric supply business - - - (0.19) - Goodwill impairment related to the CEBs’ energy service business - - - 0.04 - Impairment of assets held for sale - - 0.01 - - Gain on sale of the CEBs' solar electric production projects - (0.09) - - - Loss from LILO transactions 0.32 - - - - Net mark-to-market effects of the CEBs (0.14) 0.25 - (0.01) - Adjusted EPS – Non-GAAP basis $3.80 $3.89 $4.08 $3.99 $4.12 12 Months Ending December 31, a. Reflects $269 million (or $0.88 a share), $11 million (or $0.04 a share) and $(21) million (or $(0.07) a share) for CEBs, CET, and parent company, respectively resulting from the enactment of TCJA.

Environmental, Social and Governance Highlights 21 Con Edison’s most recent annual sustainability report is accessible at: https://www.conedison.com/ehs/2016-sustainability-report/ index.html. Additional information about the utilities' reduction of its methane emissions is accessible at: http:// investor.conedison.com/phoenix.zhtml?c=61493&p=irol-presentations

2013 2014 2015 2016 2017 2018E $485 $467 $364 $348 $202 $221 $133 $149 $159 $160 $170 $182 $517 $519 $550 $469 $476 $433 $287 $1,422 $354 $1,489 $344 $1,417 $352 $1,329 $294 $1,142 $281 $1,117 CECONY Operations and Maintenance Expenses ($ in millions) 22 a. Other Expenses generally are either reconciled through amounts reflected in rates, or represent surcharges that are recovered in revenues from customers. b. Includes Demand Side Management, System Benefit Charges and Public Service Law 18A assessments which are collected in revenues. Other Expenses(a) 2013 2014 2015 2016 2017 2018E $1,313 $1,384 $1,464 $1,477 $1,528 $1,544 Departmental Pension/ OPEBs Regulatory Fees and Assessments (b) Health Care/ Other Employee Benefits Other

Composition of Regulatory Rate Base(a) (as of December 31, 2017) 23 a. Average rate base for 12 months ended 12/31/2017. CECONY ($ in millions) Electric NY $18,513 Gas NY 4,723 Steam NY 1,402 Total CECONY $24,638 O&R ($ in millions) O&R Electric NY $759 O&R Gas NY 392 RECO NJ 225 Total O&R $1,376 Total Rate Base $26,014 CECONY Electric CECONY Gas CECONY Steam O&R RECO

Average Rate Base Balances
($ in millions)



3-year CAGR 6.0%
O&R
CECONY
$22,311
$1,173
$21,138
$23,795
$1,297
$22,498
$24,522
$1,357
$23,165
$25,014
$1,304
$23,710
$26,014
$1,376
$24,638
$27,904
$1,448
$26,456
$29,331
$1,511
$27,820
$30,991
$1,543
$29,448

		Actual					Forecast[a]		
		2013	2014	2015	2016	2017	2018E	2019E	2020E
CECONY	Electric	$ 16,235	$ 17,403	$ 17,599	$ 17,971	$ 18,513	$ 19,530	$ 20,277	$ 21,569
	Gas	3,395	3,593	4,023	4,267	4,723	5,395	6,005	6,629
	Steam	1,508	1,502	1,543	1,472	1,402	1,531	1,538	1,250
O&R	Electric	633	726	769	731	759	792	814	821
	Gas	345	372	386	362	392	422	444	454
RECO	Electric	195	199	202	211	225	234	253	268

(a) Changes to rate base resulting from the TCJA will affect the Utilities' net income as and when the changes are reflected in each of the Utilities' next rate plans (assumed to be 2020 for CECONY; 2019 for O&R and RECO). Forecast for 2020 reflects, in addition to changes in net utility plant, estimated increase in average rate base due to decreased deferred taxes resulting from TCJA end of bonus deprecation for utilities and application of TCJA reduced tax rate to 2018 and 2019 temporary book/tax differences for CECONY, O&R and RECO of $415 million, $21 million and $3.4 million, respectively. Forecast reflects no change in rate base from amortization of $3,700 million regulatory liability for future income tax relating to excess deferred income taxes because amortization of entire regulatory liability over the same period that would have applied prior to TCJA is assumed. Also, forecast assumes no change in rate base relating to any regulatory liability for revenue requirement impact of reduced tax rate.

conEdison, inc.
ED LISTED NYSE
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Regulated Utility Rates of Return and Equity Ratio (12 Months ended December 31, 2017) 25 Regulated Basis Allowed Actual CECONY Electric 9.0% 9.3% Gas 9.0 9.2 Steam 9.3 9.5 Overall – CECONY 9.0(a) 9.3 CECONY Equity Ratio 48.0% 48.4% O&R Electric 9.0% 9.7% Gas 9.0 9.7 RECO 9.6 8.2 Overall – O&R 9.1(a) 9.5 O&R Equity Ratio 48.0% 49.4% a. Weighted by rate base.

Earnings Adjustment Mechanisms and Positive Incentives Min Max Achieved / Projected 70 60 50 40 30 20 10 0 2017 2018 2019 $0 $0 $0 $18 $42 $59 $13 $9 $11 a. In 2017, CECONY achieved positive incentives of $12 million, one third of which, pursuant to the accounting rules for alternative revenue recognition of the collection of such incentives under the rate plans (GAAP), will be recorded ratably from 2018 to 2020 and also reflected in the positive incentives projected, minimum and maximum amounts for the related period. b. Pursuant to GAAP, one third of the positive incentives achieved in 2018, if any, will be recorded ratably from 2018 to 2020 and also reflected in the positive incentives projected and maximum amounts for the related period. Two thirds and one third of the positive incentives achieved in 2019, if any, will be recorded in 2019 and 2020, respectively, and also reflected in the positive incentives projected and maximum amounts for the related period. c. Does not reflect negative earnings adjustment of $5 million that CECONY recorded in 2017. Min Max Achieved / Projected 20 15 10 5 0 2017 2018 2019 $4 $4 $8 $17 $0 $6 $11 Earnings Adjustment Mechanisms Positive Incentives(a) (b) ($ in millions ) ($ in millions ) 26 (c)

Capital Expenditures ($ in millions) 27 CECONY & O&R Clean Energy Businesses Con Edison Transmission 2013 2014 2015 2016 2017 2018E 2019E 2020E $2,270 $2,274 $2,595 $2,922 $3,093 $3,209 $3,135 $3,186 $378 $2,648 $447 $2,721 $823 $3,418 $1,235 $447 $400 $400 $400 $3,586 $1,078 $5,235 $66 $3,606 $360 $3,969 $14 $3,549 (1) a. 2016 includes Stagecoach JV investment of $974 million. b. 2017 Form 10-K, page 31. Actual Forecast(b) (a)

Utility Capital Expenditures ($ in millions) 28 2013 2014 2015 2016 2017 2018E 2019E 2020E $2,270 $2,274 $2,595 $2,922 $3,093 $3,209 $3,135 $3,186 Gas Electric Annual CECONY Capital Expenditures Annual O&R Capital Expenditures Electric Gas Steam Depreciation Electric Gas Depreciation 2013 $1,471 $536 $128 $946 $98 $37 $56 2014 1,500 549 83 991 105 37 61 2015 1,658 671 106 1,040 114 46 68 2016 1,819 811 126 1,106 114 52 67 2017 1,905 909 90 1,195 128 61 71 2018E 1,933 970 105 1,254 139 62 78 2019E 1,868 970 95 1,339 146 56 84 2020E 1,894 1,015 87 1,441 137 53 88 a. 2017 Form 10-K, page 31. Steam Depreciation Actual Forecast(a)

2017 Financing Activity Equity financing activity: • In August, CEI issued 4.1 million common shares resulting in net proceeds of $343 million(a) Debt financing activity: • In March, CEI issued $400 million 2.00% debentures due 2020 and prepaid the $400 million variable rate term loan that was set to mature in June 2018 • In March, CED Upton County Solar, a subsidiary of CED, issued $97 million 4.45% senior secured notes due 2042 • In June, CECONY issued $500 million 3.875% debentures due 2047 • In November, CECONY issued $350 million 3.125% debentures due 2027 and $350 million 4.00% debentures due 2057 Debt Maturities: • No maturities in 2017, aside from amortizing debt principal payments 29 a. This is in addition to the equity issued through dividend reinvestment, employee stock purchase and long-term incentive plans.

2018 Financing Plan 30 Debt and Equity Financing Plan • Capital expenditures of $3,969 million (CECONY: $3,008 million, the CEBs: $400 million, O&R: $201 million, CET: $360 million) • Issue between $1,300 million and $1,800 million of long-term debt at the Utilities • Issue additional debt secured by the CEBs’ renewable electric production projects • Issue up to $450 million of common equity in 2018 in addition to equity issued through dividend reinvestment, employee stock purchase and long-term incentives plans • Financing plan does not reflect the provision to the Utilities’ customers of any TCJA benefits that the NYSPSC and the NJBPU may require to be provided Debt Maturities ($ in millions) 2018 2019 2020 2021 2022 Con Edison, Inc. [parent company] $2 $3 $402 $503 $294 CECONY 1,200 475 350 — — O&R 55 62 — — — CEBs 41 38 39 41 41 Total $1,298 $578 $791 $544 $335

Capital Structure – December 31, 2017 ($ in millions) 31 Consolidated Edison, Inc. A3 / BBB+ / BBB+ CECONY A2 / A- / A- O&R A3 / A- / A- Parent and Other Debt $ 16,029 51% Equity 15,425 49 Total $ 31,454 100% Debt $ 13,265 52% Equity 12,439 48 Total $ 25,704 100% Debt $ 662 50% Equity 665 50 Total $ 1,327 100% Debt $ 2,102 48% Equity 2,322 52 Total $ 4,424 100% Amounts shown exclude notes payable and include the current portion of long-term debt. Senior unsecured credit ratings shown in order of Moody’s / S&P / Fitch. Moody’s ratings have negative outlooks and S&P and Fitch ratings have stable outlooks.

Liquidity Profile ($ in millions) 32

Utility Sales and Revenues – Fourth Quarter and Full Year 33 The changes in the energy delivered by the company’s utility subsidiaries, both for actual amounts and as adjusted for variations in weather and billing days, for the three months and year ended December 31, 2017 (expressed as a percentage of 2016 amounts): Fourth Quarter Variation Year-to-Date Variation 2017 vs. 2016 2017 vs. 2016 Actual Adjusted Actual Adjusted CECONY Electric 1.0 (1.7) (2.5) (1.1) Firm – Gas 1.9 4.6 6.9 5.9 Steam (0.4) (4.9) (2.8) (3.8) O&R Electric (1.2) (2.3) (5.6) (2.2) Firm – Gas 5.9 (3.6) 1.2 (0.8)

Utility Sales and Revenues – Electric Fourth Quarter ($ in millions) 34 Electric – 4th Quarter Millions of Kilowatt-hours Revenues in Millions 2017 2016 2017 2016 Con Edison of New York Residential and Religious 2,348 2,270 $590 $573 Commercial and Industrial 2,280 2,209 429 422 Retail choice customers 6,389 6,409 621 654 Public Authorities 12 13 2 2 NYPA, Municipal Agency and other sales 2,452 2,449 148 144 Total Sales 13,481 13,350 $1,790 $1,795 Orange and Rockland Residential and Religious 359 347 $69 $64 Commercial and Industrial 189 195 25 25 Retail choice customers 721 746 46 47 Public Authorities 26 24 2 2 Total Sales 1,295 1,312 $142 $138 Regulated Utility Sales & Revenues Residential and Religious 2,707 2,617 $659 $637 Commercial and Industrial 2,469 2,404 454 447 Retail choice customers 7,110 7,155 667 701 Public Authorities 38 37 4 4 NYPA, Municipal Agency and other sales 2,452 2,449 148 144 Total Sales 14,776 14,662 $1,932 $1,933

Utility Sales and Revenues – Electric Full Year ($ in millions) 35 Electric – Full Year Millions of Kilowatt-hours Revenues in Millions 2017 2016 2017 2016 Con Edison of New York Residential and Religious 9,924 10,400 $2,515 $2,591 Commercial and Industrial 9,246 9,429 1,823 1,803 Retail choice customers 26,136 26,813 2,712 2,768 Public Authorities 56 55 11 10 NYPA, Municipal Agency and other sales 9,956 10,048 622 610 Total Sales 55,318 56,745 $7,683 $7,782 Orange and Rockland Residential and Religious 1,567 1,654 $311 $304 Commercial and Industrial 763 801 113 114 Retail choice customers 2,976 3,180 201 213 Public Authorities 105 100 9 8 Total Sales 5,411 5,735 $634 $639 Regulated Utility Sales & Revenues Residential and Religious 11,491 12,054 $2,826 $2,895 Commercial and Industrial 10,009 10,230 1,936 1,917 Retail choice customers 29,112 29,993 2,913 2,981 Public Authorities 161 155 20 18 NYPA, Municipal Agency and other sales 9,956 10,048 622 610 Total Sales 60,729 62,480 $8,317 $8,421

Utility Sales and Revenues – Gas Fourth Quarter ($ in millions) 36 Gas – 4th Quarter Thousands of Dekatherms Revenues in Millions 2017 2016 2017 2016 Con Edison of New York Residential 12,356 12,138 $189 $161 General 7,408 7,227 79 65 Firm Transportation 17,401 17,109 134 95 Total Firm Sales and Transportation 37,165 36,474 402 321 Interruptible Sales 1,027 1,370 5 5 Transportation of Customer Owned Gas 24,172 32,795 14 14 Total Sales 62,364 70,639 $421 $340 Off-system Sales 8 — — — Orange and Rockland Residential 2,739 2,606 $36 $29 General 737 627 8 5 Firm Transportation 3,330 3,193 24 21 Total Firm Sales and Transportation 6,806 6,426 68 55 Interruptible Sales 805 833 2 — Transportation of Customer Owned Gas 309 288 — — Total Sales 7,920 7,547 $70 $55 Off-system Sales 1 — — — Regulated Utility Sales & Revenues Residential 15,095 14,744 $225 $190 General 8,145 7,854 87 70 Firm Transportation 20,731 20,302 158 116 Total Firm Sales and Transportation 43,971 42,900 470 376 Interruptible Sales 1,832 2,203 7 5 Transportation of Customer Owned Gas 24,481 33,083 14 14 Total Sales 70,284 78,186 $491 $395 Off-system Sales 9 — — —

Utility Sales and Revenues – Gas Full Year ($ in millions) 37 Gas – Full Year Thousands of Dekatherms Revenues in Millions 2017 2016 2017 2016 Con Edison of New York Residential 52,244 47,794 $802 $667 General 30,761 28,098 334 266 Firm Transportation 71,353 68,442 524 426 Total Firm Sales and Transportation 154,358 144,334 1,660 1,359 Interruptible Sales 7,553 8,957 35 34 Transportation of Customer Owned Gas 120,150 152,101 58 59 Total Sales 282,061 305,392 $1,753 $1,452 Off-system Sales 55 — — — Orange and Rockland Residential 8,296 7,872 $115 $84 General 2,184 1,851 24 15 Firm Transportation 9,873 10,381 74 70 Total Firm Sales and Transportation 20,353 20,104 213 169 Interruptible Sales 3,771 3,853 7 3 Transportation of Customer Owned Gas 905 885 1 — Total Sales 25,029 24,842 $221 $172 Off-system Sales 6 — — — Regulated Utility Sales & Revenues Residential 60,540 55,666 $917 $751 General 32,945 29,949 358 281 Firm Transportation 81,226 78,823 598 496 Total Firm Sales and Transportation 174,711 164,438 1,873 1,528 Interruptible Sales 11,324 12,810 42 37 Transportation of Customer Owned Gas 121,055 152,986 59 59 Total Sales 307,090 330,234 $1,974 $1,624 Off-system Sales 61 — — —

38 Utility Sales and Revenues – Steam Fourth Quarter and Year-to-Date ($ in millions) Steam – 4th Quarter Millions of Pounds Revenues in Millions 2017 2016 2017 2016 Con Edison of New York General 126 121 $6 $6 Apartment House 1,505 1,541 39 40 Annual Power 3,093 3,082 93 94 Total Sales 4,724 4,744 $138 $140 Steam – Year-to-Date Millions of Pounds Revenues in Millions 2017 2016 2017 2016 Con Edison of New York General 490 465 $26 $23 Apartment House 5,754 5,792 158 148 Annual Power 13,166 13,722 392 378 Total Sales 19,410 19,979 $576 $549

List of Notes to 2017 Form 10K Financial Statements 39 Page A – Summary of Significant Accounting Policies 106 - 112 B – Regulatory Matters 112 - 123 C – Capitalization 123 - 124 D – Short-Term Borrowing 125 E – Pension Benefits 125 - 130 F – Other Postretirement Benefits 130 - 134 G – Environmental Matters 134 - 135 H – Other Material Contingencies 136 - 137 I – Electricity Purchase Agreements 137 - 138 J – Leases 138 K – Goodwill and Other Intangible Assets 138 - 139 L – Income Tax 139 - 143 M – Stock-Based Compensation 143 - 145 N – Financial Information by Business Segment 145 - 147 O – Derivative Instruments and Hedging Activities 147 - 150 P – Fair Value Measurements 150 - 152 Q – Variable Interest Entities 153 - 154 R – Asset Retirement Obligations 154 - 155 S – Related Party Transactions 155 T – New Financial Accounting Standards 155 - 157 U – Acquisitions, Investments and Dispositions 158 - 159